SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                  July 23, 2003




                          FRANKLIN LAKE RESOURCES INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


          000-21812                                52-2352724
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


               172 Starlite Street, South San Francisco, CA  94080
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               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (650) 588-0425
                                                           --------------





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
ITEM 9 - REGULATION FD DISCLOSURES

                 Franklin Lake Resources Inc. (OTC-BB: FKLR)
            172 South Starlite Street, South San Francisco, CA 94080
               TEL (650) 588-0425              FAX (650) 588-5869
     Website http://www.franklinlake.com/    E-mail info@franklinlake.com



Press Release No. 2003-03                                        July 23, 2003

            Franklin Lake Resources Announces Permit and Application

South San Francisco, CA - July 23, 2003 - Father Gregory Ofiesh, President and CEO of Franklin Lake Resources announces that Franklin Lake has applied for a permit with the Nevada Department of Environmental Protection. According to the application time for processing the pilot plant or larger facility permit is 180 days. An extensive application was filed explaining the chemicals used in the process. The president and Roger Graham traveled to Carson City to meet with the Bureau of Mining Regulations and Reclamation staff, and they reviewed the Franklin Lake process. This was followed with a site visit on July 8th at the Amargosa Facility. The Bureau interviewed our staff and completed the preliminary study.

We welcome the return of John van Englen as the company's chief chemist. He is the former owner of Chaucey Laboratories in Toronto, Canada. John van Englen, a former director of Franklin Lake, is a member of the Chemical Institute of Canada. He took a medical leave of absence and now returns to Franklin Lake in good health.

Our technician Roger Graham has been working with a laboratory in Salt Lake City, Utah. This laboratory not only evaluates processes but also develops desert dirt techniques from beginning to end, i.e., from initial testing to extraction and platinates.

It is our intention to continue to work with this laboratory in Utah and once we attain our temporary permit they will become an outside consultant to John van Englen and Roger Graham and continue to work at arms length with our process.

The company is prepared to make the 9/1/03 annual maintenance fee payment to the Bureau of Land Management on its claims in the Franklin Lake Playa.

After a lengthy review of our re-domiciliation from Canada to the United States by the proper authorities we filed the 10 KSB and the 10 QSB. We answered extensive comments on the history and operations of Franklin Lake (Naxos) since its inception.

Our long silence was especially due to the comments and legal answers in the filings and moving to our new facility, plus the cumbersome task of the due diligence required on correcting the inconsistency with the Franklin Lake process.


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

Note: This press release contains forward-looking statements. Forward-looking statements involve known and unknown risks and uncertainties that may cause the company's actual results in future periods to differ materially from forecasted results. These risks and uncertainties include, among other things, volatility of market prices, stability of product demand, market competition, uniformity and consistency of minerals in the ore, difficulty of stepping up the scale of operations from the laboratory to production, and other risks, including the existence of many unknowns inherent in mining operations.


Contact:  Father Gregory Ofiesh, President and CEO - 650-588-0425

Contact: Father Gregory Ofiesh, President and CEO - (650) 588-0425


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

                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized


July 23, 2003                        FRANKLIN LAKE RESOURCES INC.



                                     By:/s/ Father Gregory Ofiesh
                                     ----------------------------------
                                     Father Gregory Ofiesh, President





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